SECURITIES AND EXCHANGE COMMISSION
                        Washington, DC 20549

                              FORM 8-K

                           CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported): April 25, 2003


                       CONCEPTS DIRECT, INC.
  ____________________________________________________________________
       (Exact name of registrant as specified in its charter)


    Delaware                          0-20680           52-1781893
_________________________        ______________      _________________
(State or other jurisdiction     (Commission File    (IRS Employer
of incorporation)                 Number)            Identification No.)


2950 Colorful Avenue, Longmont, CO                    80504
________________________________________            _____________
(Address of principal executive offices)            (Zip Code)



Registrant's telephone number, including area code: (303) 772-9171





Item 5. Other Events and Regulation FD Disclosure

On April 25, 2003, the Company announced that the Board of Directors approved the Company's filing of a Form 15 with the Securities and Exchange Commission to deregister the Company's stock, in order to reduce costs and enhance earnings. A copy of the press release dated April 25, 2003 announcing the foregoing is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7. Financial Statements and Exhibits.

Exhibit     Description

99.1        Concepts Direct, Inc. Press Release dated April 25, 2003


                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     CONCEPTS DIRECT, INC.



Date: May 2, 2003                    /s/ Zaid H. Haddad
                                     _______________________
                                     Zaid H. Haddad
                                     Chief Financial Officer